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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2002

                       CONSOLIDATED CONTAINER COMPANY LLC
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                       333-88157                       75-2825338
  (State or other Jurisdiction            (Commission                   (I.R.S. Employer
               of                         File Number)                Identification No.)
         Incorporation)

         3101 TOWERCREEK PARKWAY, SUITE 300 ATLANTA, GA                      30339
            (Address of principal executive offices)                       (Zip Code)
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         Registrant's telephone number, including area code: (678) 742-4600
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ITEM 5. OTHER EVENTS

    On February 22, 2002, Consolidated Container Company LLC issued the press release attached hereto as exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Not Applicable.

    (b) Not Applicable.

    (c) Exhibits.

    The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

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
EXHIBIT NO.             TITLE
         99             Press Release of Consolidated Container Company LLC issued
                          February 22, 2002.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                       CONSOLIDATED CONTAINER COMPANY LLC

                                                       By:             /s/ TYLER L. WOOLSON
                                                            -----------------------------------------
                                                                         Tyler L. Woolson
                                                                     CHIEF FINANCIAL OFFICER
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Date: February 22, 2002
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                                 EXHIBIT INDEX

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
EXHIBIT NO.             DESCRIPTION
         99             Press Release of Consolidated Container Company LLC issued
                          February 22, 2002.
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